UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	814-00991	20-4709758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West Lake Street

Suite 300

Wayzata, MN 55391

(Address of principal executive offices)

(952) 473-3442

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 14, 2013, Mill City Ventures III, Ltd. filed a Current Report on Form 8-K disclosing the resignation of Joseph Hammer from the Board of Directors. This Form 8-K/A is being filed solely to correct the 8-K item number and title of such item from Item 3.02 to Item 5.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joseph Hammer, a director of Mill City Ventures III, Ltd., has resigned from his position on the board of directors effective as of August 8, 2013.

Under Section 56(b) of the Investment Company Act of 1940, Mill City Ventures must appoint or elect an independent director to fill the vacancy created by Mr. Hammer’s resignation on or prior to November 6, 2013.

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: August 15, 2013	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky Chief Executive Officer